                                                                 EXHIBIT 10.14

                                                                 EXECUTION COPY


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "AGREEMENT") is made as of July 22, 1999 by and between OTG SOFTWARE, INC., a Delaware corporation and ONLINE TECHNOLOGIES GROUP, INC., a Delaware corporation, as the grantors (all references herein to the "GRANTOR" means each of them, jointly and severally, individually and collectively) and PNC BANK, NATIONAL ASSOCIATION (the "BANK"), with an address at USX Tower, 600 Grant Street, 29th Floor, Pittsburgh, PA 15219. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement (as defined below).

         Under the terms hereof, the Bank desires to obtain and the Grantor desires to grant the Bank security for all of the Obligations (as hereinafter defined).

         NOW, THEREFORE, the Grantor and the Bank, intending to be legally bound, hereby agree as follows:

         1.  DEFINITIONS.

                  (a) "COLLATERAL" shall include all personal property of the Grantor, including without limitation the following, all whether now owned or hereafter acquired or arising: (i) accounts, accounts receivable, contract rights, chattel paper, notes receivable, instruments and documents (including warehouse receipts), and Grantor's accounts with the Bank; (ii) goods of every nature, including without limitation, inventory, stock-in-trade, raw materials, work in process, items held for sale or lease or furnished or to be furnished under contracts of sale or lease, goods that are returned, reclaimed or repossessed, together with materials used or consumed in the Grantor's business; (iii) equipment, including, without limitation, machinery, vehicles, furniture and fixtures; (iv) general intangibles, of every kind and description, including, but not limited to, all existing and future customer lists, choses in action, claims (including without limitation claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer information, software, source codes, object codes, records and data; (v) all property of the Grantor now or hereafter in the Bank's possession or in transit to or from, under the custody or control of or on deposit with, the Bank or any affiliate thereof, including deposit and other accounts; (vi) all cash and cash equivalents; and
(vii) all cash and non-cash proceeds (including without limitation, insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

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                  (b) "LOAN AGREEMENT" means the Loan Agreement dated the date hereof by and between the Grantor and the Bank.

                  (c) "LOAN DOCUMENTS" means this Agreement, any and all notes evidencing the Obligations and all related documents, instruments and agreements.

                  (d) "OBLIGATIONS" shall include, without limitation, all loans, advances, debts, liabilities, obligations, covenants and duties owing to the Bank from the Grantor under the Loan Documents and any amendments, extensions, renewals or increases and, to the extent permitted under the Loan Agreement, all reasonable and necessary costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses.

         2. GRANT OF SECURITY INTEREST. To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to the Bank, as secured party, a continuing lien on and security interest in the Collateral.

         3. CHANGE IN NAME OR LOCATIONS. The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on EXHIBIT A hereto and made part hereof, or if the Grantor changes its name or form of organization, or establishes a name in which it may do business that is not listed as a tradename on EXHIBIT A hereto, the Grantor will as promptly as practicable notify the Bank in writing of the additions or changes. The Grantor's chief executive office is also shown on EXHIBIT A hereto.

         4. REPRESENTATIONS AND WARRANTIES. Except as disclosed in or pursuant to the Loan Agreement, the Grantor represents, warrants and covenants to the Bank that: (a) the Grantor has not made any prior pledge, encumbrance, assignment or other disposition of any of the Collateral and the same are free from all encumbrances and rights of setoff of any kind; (b) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; (c) each account and general intangible, if included in the definition of Collateral, is genuine and enforceable in accordance with its terms; and (d) at the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by the Grantor and the services will have been performed for the respective account debtors.

         5. GRANTOR'S COVENANTS. The Grantor covenants that it shall:

                  (a) from time to time and at all reasonable times allow the Bank, with reasonable prior notice, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral and obtain not more than once annually valuations and audits of the Collateral at the Grantor's expense, which expense shall not exceed $5,000 per audit. The Grantor shall do, obtain, make, execute and deliver all such additional and further acts, things,

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deeds, assurances and instruments as the Bank may reasonably require to vest in and assure to the Bank its rights hereunder and in or to the Collateral, and the proceeds thereof, including, but not limited to, waivers from landlords, warehousemen and mortgagees if the Grantor is able to obtain such waivers through the Grantor's reasonable efforts;

                  (b) keep the Collateral in good order and repair at all times;

                  (c) only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations; and

                  (d) have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as is customary with companies in the same or similar businesses. The policies of all such casualty insurance shall contain standard Lender's Loss Payable Clauses issued in favor of the Bank under which all losses thereunder shall be paid to the Bank as the Bank's interest may appear. Such policies shall expressly provide that the requisite insurance cannot be materially altered or canceled without at least thirty (30) days prior written notice to the Bank and shall insure the Bank notwithstanding the act or neglect of the Grantor. Upon demand of the Bank, the Grantor shall furnish the Bank with duplicate original policies of insurance or such other evidence of insurance as the Bank may require. In the event of failure to obtain insurance as herein provided, the Bank may, at its option, obtain such insurance and the Grantor shall pay to the Bank, on demand, the cost thereof. Proceeds of insurance may be applied by the Bank to reduce the Obligations or to repair or replace Collateral, all in the Bank's sole discretion.

         6. NEGATIVE PLEDGE; NO TRANSFER. The Grantor will not sell or offer to sell or otherwise transfer or grant or suffer the imposition of a lien or security interest upon the Collateral (except for sales of inventory and obsolete or unusable equipment and collections of accounts in the Grantor's ordinary course of business or as expressly permitted in the Loan Agreement) or use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

         7. COVENANTS FOR ACCOUNTS. If accounts are included in the definition of Collateral:

                  (a) The Grantor will, on reasonable demand of the Bank, make available to the Bank completion certificates or other proof of the satisfactory performance of services that gave rise to an account, a copy of the invoice for each account and copies of any written contract or order from which an account arose.

                  (b) Upon the occurrence, and during the continuance of an Event of Default (as defined in Section 9 hereof) for a period of at least sixty
(60) days, the Bank may notify any persons who are indebted to the Grantor on any Collateral consisting of accounts or general intangibles of the assignment thereof to the Bank and may direct such account debtors to make payment directly to the Bank of the amounts due. Upon the occurrence, and during the continuance of an Event of Default, at the request of the Bank, the Grantor will direct any persons who are indebted to the Grantor on any Collateral consisting of accounts or general intangibles to make payment directly to the Bank. The Bank is authorized to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to the Bank. If an Event of Default has occurred and remains uncured for more than sixty (60) days thereafter, upon the written request of the Bank, the Grantor will establish with the Bank and maintain a lockbox account ("LOCKBOX") with the Bank and a depository account(s) ("CASH COLLATERAL ACCOUNT") with the Bank subject to the provisions of this subparagraph and such other agreements related thereto as the Bank may require, whereupon all collections of accounts shall be paid directly from account debtors into the Lockbox from which funds shall be transferred to the Cash Collateral Account, and from which funds shall be applied by the Bank, daily, to reduce the outstanding Obligations.

                  (c) The Grantor will notify the Bank on a monthly basis of any accounts which arise out of contracts with the United States or any department, agency or instrumentality thereof which have been added to the Borrowing Base (as defined in the Loan Agreement), and will execute any instruments and take any steps required by the Bank so that all monies due and to become due under such contract shall be assigned to the Bank and notice thereof given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act.

         8. FURTHER ASSURANCES. At the request of the Bank, the Grantor will join with the Bank in executing one or more financing, continuation or amendment statements pursuant to the Uniform Commercial Code in form satisfactory to the Bank and will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by the Bank to be necessary or desirable.

         9. EVENTS OF DEFAULT. The Grantor shall, at the option of the Bank, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "EVENT OF DEFAULT"): (a) any Event of Default (as defined in any of the Loan Documents) which has not been cured within any time period applicable thereto; (b) failure to satisfy within five (5) business days after demand any demand by the Bank under any of the Obligations that have a demand feature; (c) the failure by the Grantor to perform any of its obligations under this Agreement which failure has not been cured within ten days' after written notice to the Grantor; (d) material falsity, material inaccuracy or material breach by the Grantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the Grantor, which has a material adverse affect on the business of the Grantor; (e) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Grantor or any lien against or the making of any levy, seizure or attachment of or on the Collateral, which has a material adverse affect on the business of the Grantor; (f) except as disclosed in the Addendum to the Loan Agreement, the failure of the Bank to have a perfected first priority security interest in the Collateral, unless such failure results from the negligence of the Bank; or (g) any indication or evidence received by the Bank that the Grantor may have directly or indirectly been engaged in any type of activity which, in the Bank's reasonable and good faith discretion, might result in the forfeiture of any property of the Grantor to any governmental entity, federal, state or local and which will have a material adverse affect on the business of the Grantor.

         10. REMEDIES. Upon the occurrence of any such Event of Default and at any time thereafter, the Bank may declare all Obligations secured hereby immediately due and payable upon written notice to Grantor and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the Uniform Commercial Code.

         11. POWER OF ATTORNEY. The Grantor does hereby make, constitute and appoint any officer or agent of the Bank as the Grantor's true and lawful attorney-in-fact, with power to endorse the name of the Grantor or any of the Grantor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the possession of the Bank in full or part payment of any amounts owing to the Bank; granting to the Grantor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and with the same effect as the Grantor might or could do, including the right to sign, for the Grantor, UCC-1 financing statements and to sue for, compromise, settle and release all claims and disputes with respect to, the Collateral. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable for the life of this Security Agreement and the Loan Documents, and until all the Obligations are satisfied in full.

         12. PAYMENT OF EXPENSES. In the event that the Grantor fails to do so on a timely basis, the Bank may, at its option, unless the Borrower is contesting the same in good faith and has made such reserves therefor as are appropriate and adequate, discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as reasonably determined by the Bank to be necessary. The Grantor will reimburse the Bank on demand for any payment so made or any expense incurred by the Bank pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Bank.

         13. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally to such party, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to the address set forth above or to such other address as any party may give to the other in writing for such purpose.

         14. PRESERVATION OF RIGHTS. No delay or omission on the part of the Bank to exercise

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any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of the Bank impair any right or power arising hereunder. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

         15. ILLEGALITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         16. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor therefrom, will in any event be effective unless the same is in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor in any case will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

         17. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         18. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

         19. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Grantor and the Bank and their respective heirs, executors, administrators, successors and assigns; PROVIDED, HOWEVER, that the Grantor may not assign this Agreement in whole or in part without the prior written consent of the Bank and, to the extent provided in the Loan Agreement, the Bank at any time may assign this Agreement in whole or in part upon written notice to Grantor.

         20. INTERPRETATION. In this Agreement, unless the Bank and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

         21. INDEMNITY. The Grantor agrees to indemnify each of the Bank, its directors, officers and employees and each legal entity, if any, which controls the Bank (the "INDEMNIFIED PARTIES") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, all reasonable fees of counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Agreement; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses to the extent attributable to an Indemnified Party's fraud, gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement. The Grantor may participate at its expense in the defense of any such claim.

         22. GOVERNING LAW AND JURISDICTION. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the Commonwealth of Pennsylvania. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF DIFFERENT FROM THE COMMONWEALTH OF PENNSYLVANIA) SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN. The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for Allegheny County or the Western District of Pennsylvania, as the case may be, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Grantor at the Grantor's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction. The Bank and the Grantor agree that the venue provided above is the most convenient forum for both the Bank and the Grantor. The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.


         23. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GRANTOR AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

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                           [Signature Page to Follow]





















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                  WITNESS the due execution of this Security Agreement as a
document under seal, as of the date first written above.


ATTEST:                                   ONLINE TECHNOLOGIES GROUP, INC.

By:      /s/ F. William Caple             By:    /s/ Richard Kay          (SEAL)
   ----------------------------------       ------------------------------

Print Name:       F. William Caple        Print Name:   Richard Kay
           --------------------------                ---------------------

Title:            Secretary               Title:   President
      -------------------------------           --------------------------

ATTEST:                                   OTG SOFTWARE, INC.

By:      /s/ F. William Caple             By:     /s/ Richard Kay         (SEAL)
   ----------------------------------        -----------------------------

Print Name:       F. William Caple        Print Name:   Richard Kay
           --------------------------                ---------------------

Title:            Secretary               Title:    President
      -------------------------------           --------------------------

                                          PNC BANK, NATIONAL ASSOCIATION


                                          By:     /s/ Katharine Kappler
                                             -----------------------------
                                          Print Name:   Katharine Kappler
                                                     ---------------------
                                          Title:   Vice President
                                                --------------------------

                                    EXHIBIT A
                              TO SECURITY AGREEMENT


Address of chief executive office, including the County, for each Grantor:

         One Democracy Plaza
         6701 Democracy Boulevard
         Suite 805
         Bethesda, MD  20817



Address for books and records, if different:




Addresses of other Collateral locations, including Counties and name and address of landlord or owner if location is not owned by each Grantor:


Name and Address of Landlord(s):




Other names or tradenames now or formerly used by either Grantor:
         Optical Technology Group, Inc.

         Charles E. Smith Commercial Realty
         6707 Democracy Blvd., Suite 207
         Bethesda, MD 20817
         Contact:  Bernie, 301-394-6873

         D.B.S., Inc.
         4695 MacArthur Court
         Suite 470
         Newport Beach, CA 92660
         Contact:  Jeannie Franks, 949-622-5408

                                                                  EXECUTION COPY


RIDER TO SECURITY AGREEMENT -
TRADEMARKS

                  THIS RIDER TO SECURITY AGREEMENT ("RIDER") is executed as of July 22, 1999 by and between OTG SOFTWARE, INC., a Delaware corporation, and ONLINE TECHNOLOGIES GROUP, INC., a Delaware corporation, as the grantors (all references herein to the "GRANTOR" means each of them, jointly and severally, individually and collectively) and PNC BANK, NATIONAL ASSOCIATION (the "BANK"). This Rider is incorporated into and made part of that certain Security Agreement ("SECURITY AGREEMENT") between the Grantor and the Bank of even date herewith, and also into certain other related financing documents and security agreements executed by and between the Grantor and the Bank or by and between the Borrower (as defined in the Security Agreement) and the Bank (all such documents including this Rider being collectively referred to as "LOAN DOCUMENTS"). All capitalized terms not otherwise defined in this Rider shall have the same meanings ascribed to such terms in the other Loan Documents.

                  The Grantor has adopted, used and is using (or has filed applications for the registration of) the trademarks, servicemarks and tradenames listed on Schedule "A" attached hereto and made part hereof (all such marks or names hereinafter referred to as the "TRADEMARKS")

                  The Bank desires to acquire a lien and security interest on the Trademarks and the registration thereof, together with all the goodwill of the Grantor associated therewith and represented thereby, as security for all of the Obligations (as defined in the Security Agreement) to the Bank, and the Bank desires to have its security interest in such Trademarks confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

                  NOW, THEREFORE, with the foregoing background deemed incorporated by reference and made part hereof, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

                  1. GRANT OF SECURITY INTEREST. In consideration of and pursuant to the terms of the Loan Documents, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the Obligations, the Grantor grants a lien and security interest to the Bank in all its present and future right, title and interest in and to the Trademarks, together with all the goodwill of the Grantor associated with and represented by the Trademarks and the registration thereof, and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

                  2. REPRESENTATIONS AND WARRANTIES. Subject to the disclosures set forth pursuant to the Loan Agreement of even date by and between the Grantor and the Bank, the Grantor represents, warrants and covenants that: (a) it has the right to use the Trademarks; (b) the Grantor is the sole and exclusive owner of the entire and unencumbered (except for encumbrances created pursuant to the Loan Documents and this Rider) right, title and interest in and to each of the Trademarks, and each of the Trademarks is free and clear of any liens, charges, and encumbrances, including, without limitation, pledges, assignments, licenses and covenants by the Grantor not to sue third persons; (c) the Grantor has the unqualified right to enter into this Rider and perform its terms; (d) the Grantor has used, and will continue to use for the duration of this Rider, proper notice, as required by 15 U.S.C. Sections 1051-1127 in connection with its use of the Trademarks; and (e) the Grantor has used, and will continuE to use for the duration of this Rider, consistent standards of quality in products leased or sold under the Trademarks and hereby grants to the Bank and its employees and agents the right to visit the Grantor's locations which lease, sell, or store products under any of the Trademarks and to inspect the products and quality control records relating thereto at reasonable times and upon reasonable notice during regular business hours to ensure the Grantor's compliance with this paragraph 2.

                  3. COVENANTS. The Grantor further covenants that: (a) Until all of the Obligations have been satisfied in full, the Grantor will not enter into any agreement, including without limitation, any license agreement, which is inconsistent with the Grantor's obligations under this Rider; and (b) If the Grantor acquires rights to any new Trademarks, the provisions of this Rider shall automatically apply thereto and the Grantor shall give the Bank prompt written notice thereof along with an amended Schedule "A"; provided, however, that notwithstanding anything to the contrary contained in this Agreement, the Grantor shall have the right to enter into agreements in the ordinary course of business with respect to the Trademarks.

                  4. EXCLUSIVE USE OF TRADEMARKS. So long as this Rider is in effect and so long as the Grantor has not received notice from the Bank that an Event of Default has occurred under the Loan Documents and that the Bank has elected to exercise its rights hereunder, the Grantor shall continue to have the exclusive right to use the Trademarks and the Bank shall have no right to use the Trademarks or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Trademarks to anyone else. In addition, as long as this Rider is in effect, Bank agrees that it shall not assign or otherwise transfer the Trademarks in a manner that causes abandonment of the Trademarks.

                  5. NEGATIVE PLEDGE. The Grantor agrees not to sell, assign or further encumber its rights and interest in the Trademarks without prior written consent of the Bank.

                  6. REMEDIES UPON DEFAULT. (a) If and while the Grantor shall be in default hereunder or an Event of Default exists under the Loan Documents, the Grantor hereby covenants and agrees that the Bank, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in Pennsylvania, may take such action permitted under the

Loan Documents or permitted by law, in its exclusive discretion, to foreclose upon the Trademarks covered hereby.

                  (b) For such purposes, and in the event of the Grantor's default hereunder or an Event of Default under the Loan Documents and while such default or Event of Default exists, the Grantor hereby authorizes and empowers the Bank to make, constitute and appoint any officer or agent of the Bank as the Bank may select, in its exclusive discretion, as the Grantor's true and lawful attorney-in-fact, with the power to endorse the Grantor's name on all applications, documents, papers and instruments necessary for the Bank to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or necessary for the Bank to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else. The Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or willful misconduct of such attorney. This power of attorney shall be irrevocable for the life of this Rider and the Loan Documents, and until all the Obligations are satisfied in full.

                  (c) The Grantor expressly acknowledges that this Rider shall be recorded with the Patent and Trademark Office. Contemporaneously herewith, the Grantor shall also execute and deliver to the Bank such documents as the Bank shall reasonably request to permanently assign all rights in the Trademarks to the Bank, which documents shall be held by the Bank until the occurrence of an Event of Default hereunder or under the Loan Documents, subject to applicable law. After such occurrence, the Bank may, at its sole option, record such escrowed documents with the Patent and Trademark Office and exercise all other remedies available to a secured creditor with respect to the Trademarks.

                  8. SUBJECT TO SECURITY AGREEMENT. This Rider shall be subject to the terms, provisions, and conditions set forth in the Security Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

                  9. INCONSISTENT WITH SECURITY AGREEMENT. All rights and remedies herein granted to the Bank shall be in addition to any rights and remedies granted to the Bank under the Loan Documents. In the event of an inconsistency between this Rider and the Security Agreement, the language of the Security Agreement shall control. The terms and conditions of the Security Agreement are hereby incorporated herein by reference.

                  10. TERMINATION OF AGREEMENT. Upon payment and performance of all Obligations under the Loan Documents, the Bank shall immediately execute and deliver to the Grantor all documents and take any and all actions necessary to terminate the Bank's security interest in the Trademarks.

                  11. FEES AND EXPENSES. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Bank in connection with the preparation of this Rider and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, in each case in accordance with the terms of this Rider, shall be borne and paid by the Grantor on demand by the Bank and until so paid shall be added to the principal amount of the Obligations to the Bank and shall bear interest at the contract rate therefor.

                  12. PROSECUTION OF TRADEMARK APPLICATIONS. (a) Subject to the terms of the Security Agreement, the Grantor shall have the duty to prosecute diligently any trademark application with respect to the Trademarks pending as of the date of this Rider or thereafter, until the Obligations shall have been satisfied in full, to preserve and maintain all rights in the Trademarks, and upon reasonable request of the Bank, the Grantor shall make federal application on registrable but unregistered trademarks belonging to the Grantor. Any reasonable expenses incurred in connection with such applications shall be borne by the Grantor. Unless the Grantor discontinues the sale of the goods offered in connection with a Trademark, the Grantor shall not abandon any Trademark without the written consent of the Bank. Notwithstanding the foregoing, the Grantor shall not be required to take any action with respect to any Trademark that the Grantor, in its reasonable judgment determines is not in the best interest of Grantor. Grantor shall notify the Bank of any decision that will result in abandonment of a Trademark, or a registration of a Trademark or an application to register a trademark prior to such abandonment.

                  (b) The Grantor shall have the right to bring suit in its own name to enforce the Trademarks, in which event the Bank may, if the Grantor deems it necessary or after an Event of Default under the Loan Documents, be joined as a nominal party to such suit if the Bank shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. The Grantor shall promptly, upon demand, reimburse and indemnify the Bank for all damages, reasonable costs and reasonable expenses, including attorneys' fees, incurred by the Bank in the fulfillment of the provisions of this paragraph.

                  13. ADDITIONAL REMEDIES. Upon the occurrence of an Event of Default under the Loan Documents, the Bank may, without any obligation to do so, complete any obligation of the Grantor hereunder, in the Grantor's name or in the Bank's name, but at the Grantor's expense, and the Grantor hereby agrees to reimburse the Bank in full for all reasonable expenses, including reasonable attorney's fees, incurred by the Bank in protecting, defending and maintaining the Trademarks.

                  14. GOVERNING LAW. THIS RIDER WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, EXCLUDING ITS CONFLICT OF LAW RULES, EXCEPT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN TO THE EXTENT APPLICABLE.

15. COUNTERPARTS. This Rider may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.



                  WITNESS the due execution of this Rider to Security Agreement
- Trademarks as a document under seal, as of the date first written above, with the intent to be legally bound hereby.


ATTEST:                                    ONLINE TECHNOLOGIES
                                           GROUP, INC.

By:   /s/ F. William Caple                 By:    /s/ Richard Kay         (SEAL)
    -------------------------------             --------------------------

Print Name:   F. William Caple             Print Name:    Richard Kay
             ----------------------                    -------------------

Title:        Secretary                    Title:         President
        ---------------------------                -----------------------

ATTEST:                                    OTG SOFTWARE, INC.

By:   /s/ F. William Caple                 By:   /s/ Richard Kay          (SEAL)
    -------------------------------             --------------------------
Print Name:   F. William Caple             Print Name:   Richard Kay
             ----------------------                    -------------------

Title:        Secretary                    Title:        President
        ---------------------------                -----------------------

                                           PNC BANK,
                                           NATIONAL ASSOCIATION

                                           By:  /s/ Katharine Kappler
                                                --------------------------
                                           Print Name:  Katharine Kappler
                                                       -------------------
                                           Title:        Vice President
                                                    ----------------------

             SCHEDULE A TO RIDER TO SECURITY AGREEMENT - TRADEMARKS




                                                APPLICATION OR
TRADEMARK                                       REGISTRATION NO.                     COUNTRY
---------                                       ----------------                     -------
APPLICATION EXTENDER                            1953822                              UNITED STATES
APPLICATIONXTENDER                              75/642525                            UNITED STATES
CDEXTENDER                                      2035716                              UNITED STATES
CDXTENDER                                       Not yet assigned                     UNITED STATES
COLDEXTENDER                                    1957268                              UNITED STATES
COLDXTENDER                                     75/642529                            UNITED STATES
DISKEXTENDER                                    1957267                              UNITED STATES
DISKXTENDER                                     75/642526                            UNITED STATES
DISKXTENDER 2000                                Not yet assigned                     UNITED STATES
JUKEMEISTER                                     2037183                              UNITED STATES
NETXTENDER                                      75/547588                            UNITED STATES
OBJECTUTILITIES                                 1964771                              UNITED STATES
OPTICAL TECHNOLOGY GROUP, INCORPORATED          1953823                              UNITED STATES
OTG                                             2010068                              UNITED STATES
OTG OPTICAL TECHNOLOGY                          1972299                              UNITED STATES
GROUP, INC. and Design
REPORTEXTENDER                                  75/366478                            UNITED STATES
REPORTXTENDER                                   75/642530                            UNITED STATES
SANXTENDER                                      75/593951                            UNITED STATES
SCANXTENDER                                     75/628344                            UNITED STATES
WEBEXTENDER                                     75/193229                            UNITED STATES
WEBXTENDER                                      Not yet assigned                     UNITED STATES
WFX                                             75/540441                            UNITED STATES
WORKFLOW EXTENDER                               75/421572                            UNITED STATES
WORKFLOWXTENDER                                 Not yet assigned                     UNITED STATES
XTENDER                                         75/487714                            UNITED STATES
EXTENDER SOLUTIONS                              75/421573                            UNITED STATES
XTENDER SOLUTIONS                               75/630197                            UNITED STATES


                              TRADEMARK ASSIGNMENT

         WHEREAS, OTG SOFTWARE, INC. (the "GRANTOR") is the owner of the entire right, title and interest in and to the United States trademarks, tradenames and registrations listed on SCHEDULE A attached hereto and made a part hereof, and all rights associated therewith (collectively, the "TRADEMARKS"), which are registered in the United States Patent and Trademark Office or which are the subject of pending applications in the United States Patent and Trademark Office;

         WHEREAS, PNC BANK, NATIONAL ASSOCIATION, having a place of business at USX Tower, 600 Grant Street, 29th Floor, MS# P6-PUSX-29-4, Pittsburgh, PA, 15219, identified as the "BANK" under that certain Rider to Security Agreement - Trademarks (the "RIDER") of even date herewith (the "GRANTEE") is desirous of acquiring said Trademarks;

         WHEREAS, the Grantee has a security interest in the assets of the Grantor adequate to carry on the business of the Grantor; and

         WHEREAS, the Rider provides that this Assignment shall become effective upon the occurrence of an Event of Default as defined in the Security Agreement of even date herewith by and between the Grantor and the Grantee.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Grantor, its successors and assigns does hereby collaterally transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Trademarks, the goodwill of the business associated with such Trademarks and all proceeds thereof and all rights and proceeds associated therewith.

         IN WITNESS WHEREOF, the undersigned has caused this Trademark Assignment to be executed by its duly authorized officer on this 22nd day of July 1999.

ATTEST:                                 OTG SOFTWARE, INC.

By:  /s/ F. William Caple               /s/ Richard Kay
    ----------------------------        ---------------------------------------
                                                                          (SEAL)

Print Name:  F. William Caple           Print Name:  Richard Kay
            --------------------        ---------------------------------------

Title:  Secretary                       Title:  President
       -------------------------                -------------------------------

                 SCHEDULE A TO RIDER TO ASSIGNMENT OF TRADEMARKS



                                                APPLICATION OR
TRADEMARK                                       REGISTRATION NO.                     COUNTRY
---------                                       -----------------                    -------
APPLICATION EXTENDER                            1953822                              UNITED STATES
APPLICATIONXTENDER                              75/642525                            UNITED STATES
CDEXTENDER                                      2035716                              UNITED STATES
CDXTENDER                                       Not yet assigned                     UNITED STATES
COLDEXTENDER                                    1957268                              UNITED STATES
COLDXTENDER                                     75/642529                            UNITED STATES
DISKEXTENDER                                    1957267                              UNITED STATES
DISKXTENDER                                     75/642526                            UNITED STATES
DISKXTENDER 2000                                Not yet assigned                     UNITED STATES
JUKEMEISTER                                     2037183                              UNITED STATES
NETXTENDER                                      75/547588                            UNITED STATES
OBJECTUTILITIES                                 1964771                              UNITED STATES
OPTICAL TECHNOLOGY GROUP, INCORPORATED          1953823                              UNITED STATES
OTG                                             2010068                              UNITED STATES
OTG OPTICAL TECHNOLOGY                          1972299                              UNITED STATES
GROUP, INC. and Design
REPORTEXTENDER                                  75/366478                            UNITED STATES
REPORTXTENDER                                   75/642530                            UNITED STATES
SANXTENDER                                      75/593951                            UNITED STATES
SCANXTENDER                                     75/628344                            UNITED STATES
WEBEXTENDER                                     75/193229                            UNITED STATES
WEBXTENDER                                      Not yet assigned                     UNITED STATES
WFX                                             75/540441                            UNITED STATES
WORKFLOW EXTENDER                               75/421572                            UNITED STATES
WORKFLOWXTENDER                                 Not yet assigned                     UNITED STATES
XTENDER                                         75/487714                            UNITED STATES
EXTENDER SOLUTIONS                              75/421573                            UNITED STATES
XTENDER SOLUTIONS                               75/630197                            UNITED STATES


                              TRADEMARK ASSIGNMENT

         WHEREAS, ONLINE TECHNOLOGIES GROUP, INC. (the "GRANTOR") is the owner of the entire right, title and interest in and to the United States trademarks, tradenames and registrations listed on SCHEDULE A attached hereto and made a part hereof, and all rights associated therewith (collectively, the "TRADEMARKS"), which are registered in the United States Patent and Trademark Office or which are the subject of pending applications in the United States Patent and Trademark Office;

         WHEREAS, PNC BANK, NATIONAL ASSOCIATION, having a place of business at USX Tower, 600 Grant Street, 29th Floor, MS# P6-PUSX-29-4, Pittsburgh, PA, 15219, identified as the "BANK" under that certain Rider to Security Agreement - Trademarks (the "RIDER") of even date herewith (the "GRANTEE") is desirous of acquiring said Trademarks;

         WHEREAS, the Grantee has a security interest in the assets of the Grantor adequate to carry on the business of the Grantor; and

         WHEREAS, the Rider provides that this Assignment shall become effective upon the occurrence of an Event of Default as defined in the Security Agreement of even date herewith by and between the Grantor and the Grantee.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Grantor, its successors and assigns does hereby collaterally transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Trademarks, the goodwill of the business associated with such Trademarks and all proceeds thereof and all rights and proceeds associated therewith.

         IN WITNESS WHEREOF, the undersigned has caused this Trademark Assignment to be executed by its duly authorized officer on this 22nd day of July 1999.

ATTEST:                                   ONLINE TECHNOLOGIES
                                          GROUP, INC.

By:  /s/ F. William Caple                 /s/ Richard Kay
    ----------------------------------    --------------------------------------
                                                                          (SEAL)
Print Name:  F. William Caple             Print Name:  Richard Kay
            --------------------------                --------------------------

Title:  Secretary                         Title:  President
       --------------------------------          -------------------------------

                SCHEDULE A TO RIDER TO ASSIGNMENT OF TRADEMARKS


                                                APPLICATION OR
TRADEMARK                                       REGISTRATION NO.                     COUNTRY
---------                                       ----------------                     -------
APPLICATION EXTENDER                            1953822                              UNITED STATES
APPLICATIONXTENDER                              75/642525                            UNITED STATES
CDEXTENDER                                      2035716                              UNITED STATES
CDXTENDER                                       Not yet assigned                     UNITED STATES
COLDEXTENDER                                    1957268                              UNITED STATES
COLDXTENDER                                     75/642529                            UNITED STATES
DISKEXTENDER                                    1957267                              UNITED STATES
DISKXTENDER                                     75/642526                            UNITED STATES
DISKXTENDER 2000                                Not yet assigned                     UNITED STATES
JUKEMEISTER                                     2037183                              UNITED STATES
NETXTENDER                                      75/547588                            UNITED STATES
OBJECTUTILITIES                                 1964771                              UNITED STATES
OPTICAL TECHNOLOGY GROUP, INCORPORATED          1953823                              UNITED STATES
OTG                                             2010068                              UNITED STATES
OTG OPTICAL TECHNOLOGY                          1972299                              UNITED STATES
GROUP, INC. and Design
REPORTEXTENDER                                  75/366478                            UNITED STATES
REPORTXTENDER                                   75/642530                            UNITED STATES
SANXTENDER                                      75/593951                            UNITED STATES
SCANXTENDER                                     75/628344                            UNITED STATES
WEBEXTENDER                                     75/193229                            UNITED STATES
WEBXTENDER                                      Not yet assigned                     UNITED STATES
WFX                                             75/540441                            UNITED STATES
WORKFLOW EXTENDER                               75/421572                            UNITED STATES
WORKFLOWXTENDER                                 Not yet assigned                     UNITED STATES
XTENDER                                         75/487714                            UNITED STATES
EXTENDER SOLUTIONS                              75/421573                            UNITED STATES
XTENDER SOLUTIONS                               75/630197                            UNITED STATES


                         AFFIRMATION AND PARTIAL RELEASE
                              OF SECURITY AGREEMENT

         This Affirmation and Partial Release of Security Agreement (this "AFFIRMATION") dated October 30, 2000 is made by and among OTG SOFTWARE, INC., a Delaware corporation (the "GRANTOR") and PNC BANK, NATIONAL ASSOCIATION (the "BANK"), with an address at USX Tower, 600 Grant Street, 29th Floor, Pittsburgh, PA 15219.

         WHEREAS, the Grantor and the Bank have entered into that certain Loan Agreement, dated as of July 22, 1999 (the "ORIGINAL LOAN AGREEMENT"), pursuant to which the Bank agreed to extend to the Grantor, upon the terms and subject to the conditions set forth therein, a secured revolving credit facility in an aggregate principal amount not to exceed $5,000,000;

         WHEREAS, by Amendment No. 1 to Loan Agreement dated March 17, 2000 (the "AMENDMENT NO. 1") between the Grantor and the Bank, (the Original Loan Agreement, as amended by Amendment No. 1, is referred to as the "LOAN AGREEMENT"), the Bank agreed to modify certain covenant compliance and reporting requirements;

                  WHEREAS, the Grantor and the Bank entered into an Amended and Restated Loan Agreement of even date herewith (the "AMENDED AND RESTATED LOAN AGREEMENT") whereby the Bank agreed to (i) increase the maximum availability under the Revolving Credit to $10,000,000 with a $5,000,000 subline for letters of credit; (ii) extend the maturity date for the Revolving Credit; (iii) modify the interest rate for the Revolving Credit; and (iv) modify certain covenant compliance and reporting requirements set forth in the Loan Agreement, subject to the terms and conditions of the Amended and Restated Loan Agreement;

                  WHEREAS, the Grantor executed and delivered to the Bank a Security Agreement dated July 22, 1999 (the "SECURITY AGREEMENT") to secure their respective obligations as provided therein;

                  WHEREAS, the Grantor has agreed to enter into this Affirmation for the purpose of affirming the Grantor's respective obligations under the Security Agreement; and

                  WHEREAS, in reliance on the representations, warranties and covenants of the Borrower in the Loan Agreement, the Bank is willing to release certain guaranties and terminate its security interest in certain Collateral.

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. CAPITALIZED TERMS. All defined terms used herein, unless modified herein, shall have the meaning given such terms in the Security Agreement. The definition of "COLLATERAL" is amended to read in its entirety as follows:

                           "COLLATERAL" shall include the following personal property of the Grantor whether now owned or hereafter acquired or arising: (i) accounts, accounts receivable, contract rights, chattel paper, notes receivable, instruments and documents (including warehouse receipts), and Grantor's accounts with the Bank; (ii) all property of the Grantor now or hereafter in the Bank's possession or in transit to or from, under the custody or control of or on deposit with, the Bank or any affiliate thereof, including deposit and other accounts; and (iii) all cash and non-cash proceeds (including without limitation, insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

         2. ACKNOWLEDGEMENT. The Grantor acknowledges and agrees that the execution of this Affirmation, and the carrying out of the provisions thereof, shall not, except as otherwise provided for herein, affect or in any way diminish or modify the obligations of the Grantor under the Security Agreement.

         3. PARTIAL RELEASE. The Bank hereby releases its security interest in all existing and after-acquired personal property of the Borrower EXCEPT the Collateral. The Bank agrees to file, at the Borrower's expense, partial termination statements necessary to record evidence of this partial release.

         4. LOAN AGREEMENT. The definition of "Loan Agreement" as used in the Security Agreement shall from and after the date hereof mean the Amended and Restated Loan Agreement (as the same may be amended, restated or otherwise modified from time to time).

         5. AFFIRMATION. The Grantor hereby expressly affirms all its obligations under the Loan Agreement and the other Loan Documents are Obligations secured by the Security Agreement and the other Security Documents. Except as expressly modified hereby, all terms, covenants and conditions set forth in the Security Agreement, together with all representations, warranties and covenants made therein, shall remain valid, effective, accurate and in full force and effect and are hereby ratified and affirmed in all respects.

                  IN WITNESS WHEREOF, the undersigned have executed this Affirmation and Partial Release of Security Agreement by their duly authorized officers with the intention that it constitute a sealed instrument.

WITNESS:                                 OTG SOFTWARE, INC.

By:  /s/ Andrea Cleary                   By:   /s/ Ronald W. Kaiser (SEAL)
     ---------------------------               ---------------------
Print Name: Andrea Cleary                Print Name:  Ronald W. Kaiser
            -----------------------                   ----------------
Title:   Executive Assistant             Title:  Chief Financial Officer
        ---------------------------              -----------------------

                                         PNC BANK,
                                         NATIONAL ASSOCIATION

                                         By:   /s/ Katharine S. Kappler
                                               ------------------------
                                         Print Name: Katharine S. Kappler
                                                     --------------------
                                         Title:  Managing Director
                                                 -----------------


                                       3